UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2024

Artisan Consumer Goods, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-54838

(Commission File Number)

26-1240056

 (IRS Employer Identification No.)

999 N Northlake Way Ste 203

Seattle, Washington 98103-3442

(Address of principal executive offices)(Zip Code)

(206) 517-7141

Registrant’s telephone number, including area code

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	ARRT	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On February 12, 2024, Artisan Consumer Goods, Inc., a Nevada corporation (the “Company”), notified BF Borgers CPA PC (“BF Borgers”), that the Company had dismissed BF Borgers as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of BF Borgers regarding the Company’s financial statements as of June 30, 2023 and 2022 and the statement of operations, stockholders’ deficit and cash flows for the years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of BF Borgers, however, stated that there is substantial doubt about the Company’s ability to continue as a going concern.

For the years ended June 30, 2023 and 2022, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with BF Borgers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BF Borgers, would have caused them to make reference thereto in their report on the Company’s financial statements for such year ended June 30, 2023 and 2022. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided BF Borgers with a copy of the above disclosures and requested BF Borgers to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. BF Borgers’s response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On February 12, 2024, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Yusufali & Associates, LLC (“Yusufali & Associates”), the Company’s new independent registered public accountants, which appointment Yusufali & Associates has accepted with the dismissal of BF Borgers.

During the two most recent fiscal years and the interim period preceding the engagement of Yusufali & Associates, the Company has not consulted with Yusufali & Associates regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Yusufali & Associates or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with Yusufali & Associates and therefore did not discuss any past disagreements with Yusufali & Associates.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit	Description

16.1	Letter from BF Borgers CPA PC, dated February 13, 2024

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARTISAN CONSUMER GOODS, INC.

Date: February 20, 2024	By:	/s/ Amber Finney
	Name:	Amber Finney
	Title:	President and Chief Executive Officer (principal executive officer, principal financial officer, and principal accounting officer)

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